EXHIBIT 10.1

                       PLASTICS MFG. COMPANY
                   EMPLOYEE STOCK PURCHASE PLAN


                       PLASTICS MFG. COMPANY
                   EMPLOYEE STOCK PURCHASE PLAN



 1.  ESTABLISHMENT OF PLAN.

     Plastics Mfg. Company, a Wisconsin corporation (the "Company"), hereby adopts the Plastics Mfg. Company Employee Stock Purchase Plan as hereinafter set forth (the "Plan") effective as of July 7, 2000.

 2.       STOCK SUBJECT TO PLAN.

     A total of 200,000 shares of the common stock of the Company (the "Common Stock") will be available for issuance to employees who purchase shares in accordance with the terms of the Plan, subject to adjustments effected in accordance with Section 11.

 3.       PURPOSE.

     The purposes of the Plan are (a) to provide a means by which employees of the Company, its wholly owned subsidiary, TecStar Mfg. Company ("TecStar"), and employees of its other affiliates may purchase Common Stock and thereby enhance their sense of participation in the affairs of the Company and its affiliates and (b) to provide an incentive for continued employment. For purposes of this Plan, the term "affiliate" shall have the meaning set forth in Securities and Exchange Commission Rule 405.

 4.       ADMINISTRATION.

     (a)  The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board shall have exclusive authority, in its discretion, to determine all matters relating to the Plan, including all terms, conditions, restrictions thereof, and to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan, and to otherwise supervise the administration
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 of the Plan.  The Board's exercise of discretion and interpretation of the Plan, its rules and regulations, and all actions taken and determinations made by the Board pursuant to the Plan shall be conclusive and binding on all parties involved or affected.
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     (b)  The Board may delegate its administrative duties and authority otherwise granted it pursuant to subsection 4(a) to any person or persons selected by it, as it deems advisable.

     (c) All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

     (d) No member of the Board, no executive officer or other employee of the Company, and no other agent or representative of the Company shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation and/or by-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

 5.       ELIGIBILITY.

     (a) Each employee of the Company, TecStar, and each member of the MGS Group of companies which is an affiliate is eligible to participate in the Plan for any Offering Period (as hereinafter defined) under the Plan.

     (b) For all purposes of the Plan, the terms "MGS Group" or "MGS Group of companies" shall mean those companies which are directly or indirectly, through one or more intermediaries, controlled by or under common control with Mark G. Sellers, the President of the Company as of the effective date of the Plan.

 6.  OFFERING PERIODS.

     Each offering period of the Plan (individually, an "Offering Period") shall be for such period of time as the Board shall, from time to time, and at any time., determine; provided, however, that the first Offering Period shall commence on July 11, 2000 and shall end at 4:00 p.m. on July 31, 2000. Notwithstanding the determination of an Offering Period by the Board, the Board shall have the express authority to shorten, extend, terminate or otherwise modify an Offering Period if, in its sole judgment, such action is required in the best interests of the Company or its shareholders or is required in order to comply with any provision of federal or state securities laws.
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 7.  PARTICIPATION IN THE PLAN.

     An eligible employee may become a participant in the Plan during any Offering Period by delivering to the Company, on or before the expiration of the Offering Period, a properly completed Stock Purchase Form together with full payment for the number of shares of Common Stock to be purchased in accordance with the Form.
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 8.       PURCHASE PRICE.

     The purchase price for shares of Common Stock to be sold by the Company during any Offering Period shall be the fair market value of the Common Stock as determined in the good faith judgment of the Board. The Board shall not be required to secure an appraisal or other valuation of any kind in reaching a determination of the fair market value of the Common Stock.

 9.   PURCHASE OF SHARES AND ISSUANCE OF SHARES.

     The date of purchase of shares of Common Stock under the Plan shall be the last day of the Offering Period in which the fully completed Stock Purchase Form and full payment for the number of shares described thereon is received by the Company pursuant to Section 7. The Company shall cause a stock certificate representing the number of shares purchased by an employee during any Offering Period to be issued within a reasonable period of time following the last day of the Offering Period.

 10.  LIMITATIONS ON RIGHTS TO PURCHASE.

     If the number of shares to be purchased during an Offering Period by all employees exceeds the number of shares then available for issuance under the Plan, the Board shall make a PRO RATA allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased to each participant affected thereby.

 11.  CAPITAL CHANGES.

     (a) If the Company shall, after the effective date of the Plan, change the Common Stock into a greater or lesser number of shares through a stock dividend, stock split-up or combination of shares, the number of shares then subject to the Plan as provided for in Section 2
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 shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up or combination of shares in order to give effect thereto.

     (b) If, after the effective date of the Plan, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up or combination of shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization is within the meaning of Section 368 of the Internal Revenue Code), or any partial or complete liquidation of the Company, then if, and only if, the Board shall determine that such change equitably requires an adjustment in the number or kind of shares of stock then reserved for issuance under Section 2 such adjustment as the Board shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of the Plan.
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 12.  NO RIGHTS TO CONTINUED EMPLOYMENT; NO IMPLIED RIGHTS.

     The Plan shall not constitute a contract of employment with any participant nor shall confer any right on any employee to remain in the employ of the Company or any affiliate or restrict the right of the Company or any affiliate to terminate such employee's employment.

 13.  NOTICES.

     All notices or other communications by a participant to the Board or Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Board or the Company, as the case may be, for the receipt thereof. All notices or other communications to a participant by the Board or Company under or in connection with the Plan shall be deemed to have been duly given to the participant when (a) mailed to the participant's home address as indicated in the records of his employer, (b) in such manner as is customarily used by the Company in communicating with its employees and the employees of its affiliates with respect to the Plan or other employment matters, or (c) personal delivery to the participant.

 14.  AMENDMENT OF PLAN.

     The Board may amend the Plan from time to time and at any time in such respects as it shall deem advisable.
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 15.  TERMINATION OF THE PLAN.

     The Board may suspend or terminate the Plan at any time. Unless the Plan shall have been previously terminated by the Board, the Plan shall terminate on September 30, 2002.

 16.  CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES.

     Shares of Common Stock shall not be issued pursuant to the Plan unless the issuance and delivery of such shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

 17.  GOVERNING LAW.

     The Plan and actions taken under the Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws.
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